Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Tom Zapatinas hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the annual report on Form 10-K of Preaxia Health Care Payment Systems Inc. for the year ended May 31, 2011 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	information contained in the annual report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Preaxia Health Care Payment Systems Inc.

Date:	October 21, 2011	By:	/s/ Tom Zapatinas
Name: Tom Zapatinas
Title: President and Director
(Principal Executive Officer)